UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2008

LIGHTSCAPE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30299
(Commission File Number)

98-0217653
(IRS Employer Identification No.)

3/F., 80 Gloucester Road, Wanchai, Hong Kong
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (852) 2546-1808

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

     On July 25, 2008, we dismissed Yu and Associates CPA Corporation as our principal independent accountant, and on July 25, 2008, we engaged MSPC Certified Public Accountants and Advisors, P.C. as our principal independent accountant. The decision to dismiss Yu and Associates CPA Corporation and to appoint MSPC Certified Public Accountants and Advisors, P.C. was approved by resolutions of the audit committee of our board of directors. Prior to its dismissal as our principal independent accountant, Yu and Associates CPA Corporation had not completed its review of our financial statements for the quarter ended June 30, 2008.

     Yu and Associates CPA Corporation’s report on our financial statements dated June 11, 2008 for the two most recent fiscal years ended March 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. In connection with the audit of our financial statements for the two most recent fiscal years ended March 31, 2008 and 2007, and the review of the subsequent interim period through the date of dismissal on July 25, 2008, there were no disagreements, resolved or not, with Yu and Associates CPA Corporation on any matters of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreements, if not resolved to the satisfaction of Yu and Associates CPA Corporation, would have caused Yu and Associates CPA Corporation to make reference to the subject matter of the disagreements in connection with their report.

     Our company provided Yu and Associates CPA Corporation with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish our company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Yu and Associates CPA Corporation, dated July 31, 2008, is filed as Exhibit 16.1 to this Form 8-K.

     During the years ended March 31, 2008 and 2007 and the subsequent interim period through the date of appointment on July 25, 2008, we have not consulted with MSPC Certified Public Accountants and Advisors, P.C. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has MSPC Certified Public Accountants and Advisors, P.C. provided to us a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement, as set forth in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as set forth in Item 304(a)(1)(v) of Regulation S-K, with our former principal independent accountant.

Item 9.01 Financial Statements and Exhibits.

(c) EXHIBITS

16.1	Letter from Yu and Associates CPA Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSCAPE TECHNOLOGIES INC.

By:	/s/ Bondy Tan
Name: Bondy Tan
Title: President and Chief Executive Officer
Dated: July 31, 2008